Loss per Share (Tables)	12 Months Ended
Dec. 31, 2023
Loss per Share
Schedule of income and share data used in the basic and diluted LPS calculations

	2023	2022	2021
Net loss for the year	(389,119)	(253,064)	(411,036)
(in € thousand)
Weighted average number of shares outstanding
Basic and diluted	547,391,640	316,474,576	214,858,203
Basic and diluted loss per share (in €)	(0.71)	(0.80)	(1.91)